                                                                     EXHIBIT 16
                                POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Jeffrey
S. Puretz, Theresa K. Kelety and Todd Modic, and each of them individually, the true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                            1933 ACT SEC FILING #    1940 ACT SEC FILING #
ING Investors Trust                   33-23512                 811-5629
ING Partners, Inc.                    333-32575                811-08319
ING Equity Trust                      333-56881                811-8817
ING Funds Trust                       333-59745                811-8895
ING Global Equity Dividend and        333-114333               811-21553
Premium Opportunity Fund
ING Investment Funds, Inc.            002-34552                811-1939
ING Mayflower Trust                   33-67852                 811-7978
ING Mutual Funds                      33-56094                 811-7428
ING Variable Insurance Trust          333-83071                811-9477
ING Variable Products Trust           33-73140                 811-8220
ING VP Emerging Markets Fund, Inc.    33-73520                 811-8250
ING VP Natural Resources Trust        33-26116                 811-5710
USLICO Series Fund                    33-20957                 811-05451
ING Prime Rate Trust                  333-68239 ($5 mil)       811-5410
                                      333-61831 ($25 mil)      811-5410
ING Senior Income Fund                333-54910                811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ James M. Hennessy
----------------------------------
James M. Hennessy

  President and Chief Executive Officer

    ING Investors Trust and ING Partners, Inc.

    President, Chief Executive Officer and Chief Operating Officer

    ING Equity Trust, ING Funds Trust, ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc., ING Mayflower Trust, ING Mutual Funds, ING Variable Insurance Trust, ING variable Products Trust, ING VP Emerging Markets Fund, Inc., ING VP Natural Resources Trust, USLICO Series Fund, ING Prime Rate Trust and ING Senior Income Fund.

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                1933 ACT SEC FILING #    1940 ACT SEC FILING #
ING Investors Trust                       33-23512                 811-5629
ING Partners, Inc.                        333-32575                811-08319
ING Equity Trust                          333-56881                811-8817
ING Funds Trust                           333-59745                811-8895
ING Global Equity Dividend and Premium    333-114333               811-21553
Opportunity Fund
ING Investment Funds, Inc.                002-34552                811-1939
ING Mayflower Trust                       33-67852                 811-7978
ING Mutual Funds                          33-56094                 811-7428
ING Variable Insurance Trust              333-83071                811-9477
ING Variable Products Trust               33-73140                 811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                 811-8250
ING VP Natural Resources Trust            33-26116                 811-5710
USLICO Series Fund                        33-20957                 811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)       811-5410
                                          333-61831 ($25 mil)      811-5410
ING Senior Income Fund                    333-54910                811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ Richard A. Wedemeyer
------------------------------------------
Richard A. Wedemeyer, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                1933 ACT SEC FILING #    1940 ACT SEC FILING #
ING Investors Trust                       33-23512                 811-5629
ING Partners, Inc.                        333-32575                811-08319
ING Equity Trust                          333-56881                811-8817
ING Funds Trust                           333-59745                811-8895
ING Global Equity Dividend and Premium    333-114333               811-21553
Opportunity Fund
ING Investment Funds, Inc.                002-34552                811-1939
ING Mayflower Trust                       33-67852                 811-7978
ING Mutual Funds                          33-56094                 811-7428
ING Variable Insurance Trust              333-83071                811-9477
ING Variable Products Trust               33-73140                 811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                 811-8250
ING VP Natural Resources Trust            33-26116                 811-5710
USLICO Series Fund                        33-20957                 811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)       811-5410
                                          333-61831 ($25 mil)      811-5410
ING Senior Income Fund                    333-54910                811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/  Roger B. Vincent
--------------------------------------
Roger B. Vincent, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                1933 ACT SEC FILING #    1940 ACT SEC FILING #
ING Investors Trust                       33-23512                 811-5629
ING Partners, Inc.                        333-32575                811-08319
ING Equity Trust                          333-56881                811-8817
ING Funds Trust                           333-59745                811-8895
ING Global Equity Dividend and Premium    333-114333               811-21553
Opportunity Fund
ING Investment Funds, Inc.                002-34552                811-1939
ING Mayflower Trust                       33-67852                 811-7978
ING Mutual Funds                          33-56094                 811-7428
ING Variable Insurance Trust              333-83071                811-9477
ING Variable Products Trust               33-73140                 811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                 811-8250
ING VP Natural Resources Trust            33-26116                 811-5710
USLICO Series Fund                        33-20957                 811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)       811-5410
                                          333-61831 ($25 mil)      811-5410
ING Senior Income Fund                    333-54910                811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ John G. Turner
--------------------------------------
John G. Turner, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                1933 ACT SEC FILING #    1940 ACT SEC FILING #
ING Investors Trust                       33-23512                 811-5629
ING Partners, Inc.                        333-32575                811-08319
ING Equity Trust                          333-56881                811-8817
ING Funds Trust                           333-59745                811-8895
ING Global Equity Dividend and Premium    333-114333               811-21553
Opportunity Fund
ING Investment Funds, Inc.                002-34552                811-1939
ING Mayflower Trust                       33-67852                 811-7978
ING Mutual Funds                          33-56094                 811-7428
ING Variable Insurance Trust              333-83071                811-9477
ING Variable Products Trust               33-73140                 811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                 811-8250
ING VP Natural Resources Trust            33-26116                 811-5710
USLICO Series Fund                        33-20957                 811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)       811-5410
                                          333-61831 ($25 mil)      811-5410
ING Senior Income Fund                    333-54910                811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ David W.C. Putnam
--------------------------------------
David W.C. Putnam, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Chairman and Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                                1933 ACT SEC FILING #    1940 ACT SEC FILING #
ING Investors Trust                       33-23512                 811-5629
ING Partners, Inc.                        333-32575                811-08319
ING Equity Trust                          333-56881                811-8817
ING Funds Trust                           333-59745                811-8895
ING Global Equity Dividend and Premium    333-114333               811-21553
Opportunity Fund
ING Investment Funds, Inc.                002-34552                811-1939
ING Mayflower Trust                       33-67852                 811-7978
ING Mutual Funds                          33-56094                 811-7428
ING Variable Insurance Trust              333-83071                811-9477
ING Variable Products Trust               33-73140                 811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                 811-8250
ING VP Natural Resources Trust            33-26116                 811-5710
USLICO Series Fund                        33-20957                 811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)       811-5410
                                          333-61831 ($25 mil)      811-5410
ING Senior Income Fund                    333-54910                811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ Jock Patton
------------------------------------------
Jock Patton, Chairman, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                1933 ACT SEC FILING #    1940 ACT SEC FILING #
ING Investors Trust                       33-23512                 811-5629
ING Partners, Inc.                        333-32575                811-08319
ING Equity Trust                          333-56881                811-8817
ING Funds Trust                           333-59745                811-8895
ING Global Equity Dividend and Premium    333-114333               811-21553
Opportunity Fund
ING Investment Funds, Inc.                002-34552                811-1939
ING Mayflower Trust                       33-67852                 811-7978
ING Mutual Funds                          33-56094                 811-7428
ING Variable Insurance Trust              333-83071                811-9477
ING Variable Products Trust               33-73140                 811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                 811-8250
ING VP Natural Resources Trust            33-26116                 811-5710
USLICO Series Fund                        33-20957                 811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)       811-5410
                                          333-61831 ($25 mil)      811-5410
ING Senior Income Fund                    333-54910                811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ Thomas J. McInerney
------------------------------------------
Thomas J. McInerney, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                1933 ACT SEC FILING #    1940 ACT SEC FILING #
ING Investors Trust                       33-23512                 811-5629
ING Partners, Inc.                        333-32575                811-08319
ING Equity Trust                          333-56881                811-8817
ING Funds Trust                           333-59745                811-8895
ING Global Equity Dividend and Premium    333-114333               811-21553
Opportunity Fund
ING Investment Funds, Inc.                002-34552                811-1939
ING Mayflower Trust                       33-67852                 811-7978
ING Mutual Funds                          33-56094                 811-7428
ING Variable Insurance Trust              333-83071                811-9477
ING Variable Products Trust               33-73140                 811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                 811-8250
ING VP Natural Resources Trust            33-26116                 811-5710
USLICO Series Fund                        33-20957                 811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)       811-5410
                                          333-61831 ($25 mil)      811-5410
ING Senior Income Fund                    333-54910                811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ Walter H. May
--------------------------------------
Walter H. May, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                1933 ACT SEC FILING #    1940 ACT SEC FILING #
ING Investors Trust                       33-23512                 811-5629
ING Partners, Inc.                        333-32575                811-08319
ING Equity Trust                          333-56881                811-8817
ING Funds Trust                           333-59745                811-8895
ING Global Equity Dividend and Premium    333-114333               811-21553
Opportunity Fund
ING Investment Funds, Inc.                002-34552                811-1939
ING Mayflower Trust                       33-67852                 811-7978
ING Mutual Funds                          33-56094                 811-7428
ING Variable Insurance Trust              333-83071                811-9477
ING Variable Products Trust               33-73140                 811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                 811-8250
ING VP Natural Resources Trust            33-26116                 811-5710
USLICO Series Fund                        33-20957                 811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)       811-5410
                                          333-61831 ($25 mil)      811-5410
ING Senior Income Fund                    333-54910                811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ Patric W. Kenny
--------------------------------------
Patric W. Kenny, Director Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                1933 ACT SEC FILING #    1940 ACT SEC FILING #
ING Investors Trust                       33-23512                 811-5629
ING Partners, Inc.                        333-32575                811-08319
ING Equity Trust                          333-56881                811-8817
ING Funds Trust                           333-59745                811-8895
ING Global Equity Dividend and Premium    333-114333               811-21553
Opportunity Fund
ING Investment Funds, Inc.                002-34552                811-1939
ING Mayflower Trust                       33-67852                 811-7978
ING Mutual Funds                          33-56094                 811-7428
ING Variable Insurance Trust              333-83071                811-9477
ING Variable Products Trust               33-73140                 811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                 811-8250
ING VP Natural Resources Trust            33-26116                 811-5710
USLICO Series Fund                        33-20957                 811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)       811-5410
                                          333-61831 ($25 mil)      811-5410
ING Senior Income Fund                    333-54910                811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ R. Barbara Gitenstein
------------------------------------------
R. Barbara Gitenstein, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                1933 ACT SEC FILING #    1940 ACT SEC FILING #
ING Investors Trust                       33-23512                 811-5629
ING Partners, Inc.                        333-32575                811-08319
ING Equity Trust                          333-56881                811-8817
ING Funds Trust                           333-59745                811-8895
ING Global Equity Dividend and Premium    333-114333               811-21553
Opportunity Fund
ING Investment Funds, Inc.                002-34552                811-1939
ING Mayflower Trust                       33-67852                 811-7978
ING Mutual Funds                          33-56094                 811-7428
ING Variable Insurance Trust              333-83071                811-9477
ING Variable Products Trust               33-73140                 811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                 811-8250
ING VP Natural Resources Trust            33-26116                 811-5710
USLICO Series Fund                        33-20957                 811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)       811-5410
                                          333-61831 ($25 mil)      811-5410
ING Senior Income Fund                    333-54910                811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ J. Michael Earley
--------------------------------------
J. Michael Earley, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                1933 ACT SEC FILING #    1940 ACT SEC FILING #
ING Investors Trust                       33-23512                 811-5629
ING Partners, Inc.                        333-32575                811-08319
ING Equity Trust                          333-56881                811-8817
ING Funds Trust                           333-59745                811-8895
ING Global Equity Dividend and Premium    333-114333               811-21553
Opportunity Fund
ING Investment Funds, Inc.                002-34552                811-1939
ING Mayflower Trust                       33-67852                 811-7978
ING Mutual Funds                          33-56094                 811-7428
ING Variable Insurance Trust              333-83071                811-9477
ING Variable Products Trust               33-73140                 811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                 811-8250
ING VP Natural Resources Trust            33-26116                 811-5710
USLICO Series Fund                        33-20957                 811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)       811-5410
                                          333-61831 ($25 mil)      811-5410
ING Senior Income Fund                    333-54910                811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ John V. Boyer
--------------------------------------
John V. Boyer, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Jeffrey
S. Puretz, Theresa K. Kelety and James M. Hennessy, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                1933 ACT SEC FILING #    1940 ACT SEC FILING #
ING Investors Trust                       33-23512                 811-5629
ING Partners, Inc.                        333-32575                811-08319
ING Equity Trust                          333-56881                811-8817
ING Funds Trust                           333-59745                811-8895
ING Global Equity Dividend and Premium    333-114333               811-21553
Opportunity Fund
ING Investment Funds, Inc.                002-34552                811-1939
ING Mayflower Trust                       33-67852                 811-7978
ING Mutual Funds                          33-56094                 811-7428
ING Variable Insurance Trust              333-83071                811-9477
ING Variable Products Trust               33-73140                 811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                 811-8250
ING VP Natural Resources Trust            33-26116                 811-5710
USLICO Series Fund                        33-20957                 811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)       811-5410
                                          333-61831 ($25 mil)      811-5410
ING Senior Income Fund                    333-54910                811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.

/s/ Todd Modic
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Todd Modic
Senior Vice President, Chief/Principal
Financial Officer and Assistant Secretary